Exhibit 4.45
Dated this 14th day of July 2006
Between
STATS CHIPPAC SHANGHAI CO., LTD
as vendor
And
STATS CHIPPAC LTD
as guarantor for STATS ChipPAC Shanghai Co., Ltd
And
WUXI CR MICRO-ASSEMB TECH LTD
as purchaser
And
CHINA RESOURCES LOGIC LIMITED
as guarantor for Wuxi CR Micro-Assemb Tech Ltd

AMENDMENT NUMBER ONE
TO ASSETS SALE AND PURCHASE AGREEMENT

This Amendment Number One (this “Amendment”) to the Asset Sale and Purchase Agreement, dated 22 June 2006 (the “SPA”), among
(1)	STATS CHIPPAC SHANGHAI CO., LTD, a company incorporated in the People’s Republic of China and having its registered address at 188 Huaxu Road, Qingpu District 201702 Shanghai, People’s Republic of China (“SCC”);

(2)	STATS CHIPPAC LTD. (Company Registration No. 199407932D) a company incorporated in Singapore and having its corporate headquarters address at 10 Ang Mo Kio Street 65, Techpoint #05-17/20, Singapore (“SCL”);

(3)	WUXI CR MICRO-ASSEMB TECH. LTD, a company incorporated in the People’s Republic of China and having its registered address at New District Science & Technology Park Ximei Road, B-27, Wuxi 214112, Jiangsu, People’s Republic of China (“ANST”); and

(4)	CHINA RESOURCES LOGIC LIMITED (Company Registration No. 19965), a company incorporated in Bermuda and having its principal business address at Rooms 4003-06, China Resources Building, 26 Harbour Road, Wanchai, Hong Kong (“CRL”).
was entered into as of 14 July 2006. Capitalized terms used herein but not otherwise defined shall have the definitions ascribed thereto in the SPA.
WHEREAS the SCC project management team has identified additional assets that would be helpful to ANST to support the customers;
WHEREAS, in keeping with the spirit of the SPA and the mutual cooperation among the Parties, SCC is willing to transfer such additional assets to ANST without additional compensation from ANST; and
WHEREAS the Parties wish to amend the SPA to include the additional assets.
IT IS AGREED as follows:
1.	Attached hereto as Appendix 4 is an additional asset list which includes some additional assets including additional equipment, accessories and toolings (the “Additional Assets”) which SCC is willing to transfer to ANST without additional compensation from ANST.

2.	The attached Appendix 4 is to become Appendix 4 of the SPA.

3.	Clause 1 of the SPA, “DEFINITIONS”, shall be amended to include the following:
“Additional Assets” has the meaning ascribed to it in Clause 4.5.
4.	The heading of Clause 4 of the SPA, “TRANSFER OF ASSETS” shall be amended to read “TRANSFER OF ASSETS AND ADDITIONAL ASSETS”.

5.	Clause 4 of the SPA shall be amended to include a new Clause 4.5 to read as follows:
4.5 Attached hereto as Appendix 4 is an additional asset list which includes some additional assets including additional equipment, accessories and toolings (the “Additional Assets”) which SCC will transfer to ANST at a time to be mutually agreed among the Parties and the Parties agree and acknowledge the Additional Assets are to be transferred to ANST purely on a goodwill basis and without any additional consideration amount payable by ANST to SCC. The Parties also agree and acknowledge that the Additional Assets are not part of the Assets and are therefore, not subject to the Transfer Plan, rights of inspection or certification by ANST as is provided in this SPA with regard to the Assets. The Parties further agree and acknowledge that no liability whatsoever shall attach to SCC if it is unable to transfer the Additional Assets or any part thereof to ANST or if any transfer is delayed for any reason whatsoever and, for the avoidance of doubt, any inability to transfer or delay in transferring the Additional Assets or any part thereof to ANST shall not in any way affect the obligations of ANST to pay the Purchase Consideration for the Assets.”
6.	It is the mutual understanding among the Parties that the Additional Assets will be transferred to ANST and accepted by ANST on an “as is, where is” basis and that SCC has not given any warranties, representations, covenants or undertakings in respect of the Additional Assets, including without limitation any relating to description performance, merchantability, fitness for any use or purpose, value, condition, performance, maintenance, specification or design, of the whole or any part of the Additional Assets.

7.	All other terms and conditions of the SPA shall remain in full force and effect.

8.	This Amendment may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any Party may enter into this Amendment by signing any such counterpart and each counterpart may be signed and executed by the Parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original.

9.	This Amendment shall be governed by, and construed in accordance with, the laws of the PRC. This Amendment is made out in six (6) originals in Chinese and four (4) originals in English. Both language versions shall have equal legal force provided that if there is a conflict between them, the English version shall take precedence.

10.	In case any dispute or difference shall arise between the Parties as to the construction of this Amendment or as to any matter of whatsoever nature arising hereunder or in connection herewith, including any question regarding its existence, validity or termination, such dispute or difference shall be submitted to a single arbitrator to be appointed by the Chairman for the time being of the CIETAC. Such submission shall be a submission to arbitration in accordance with the CIETAC Rules by which the Parties agree to be so bound. The place of arbitration shall be Shanghai and the arbitration shall be conducted wholly in the English language. The prevailing Party in the arbitration shall be entitled to receive reimbursement of its reasonable legal fees incurred in connection therewith.

IN WITNESS WHEREOF the Parties hereunto set their hands to this Amendment Number One to the SPA.

SCC SIGNED by CM Ng For and on behalf of STATS ChipPAC Shanghai Co., Ltd In the presence of:	/s/ CM Ng Name: CM Ng Title: Managing Director

SCC SIGNED by Tan Lay Koon For and on behalf of STATS ChipPAC Ltd. In the presence of:	/s/ Tan Lay Koon Name: Tan Lay Koon Title: President and Chief Executive Officer

SIGNED by Wang Guoping For and on behalf of Wu Xi CR Micro-Assemb Tech. Ltd. In the presence of:	/s/ Wang Guoping Name: Wang Guoping Title: Director and Chief Executive Officer

CRL SIGNED by Wang Guoping For and on behalf of China Resources Logic Limited In the presence of:	/s/ Wang Guoping Name: Wang Guoping Title: Director and Chief Executive Officer

Appendix 4
Additional Assets

Below mc is NOT in 778 list but out side factory (IDLE MCs)							62
							Remark		Ship
Item	Process	Manufacturer	Model	MC #	Capex NO.	Start Date	Site	Remark	priority
1	DA	Kulicke & Soffa	K&S 4206	DA 001	40000670	1999.04.10	Front of Dormitory	1	A
2	DA	Kulicke & Soffa	K&S 4206	DA 003	40000672	1999.04.10	Front of Dormitory	1	A
3	DA	Kulicke & Soffa	K&S 4206	DA 004	40000431	1997.12.30	Front of Dormitory	1	A
4	DA	Kulicke & Soffa	K&S 4206	DA 006	40000433	1997.12.30	Front of Dormitory	1	A
5	DA	Kulicke & Soffa	K&S 4206	DA 007	40000432	1997.12.30	Front of Dormitory	1	A
6	DA	Kulicke & Soffa	K&S 4206	DA 009	40000673	1999.04.10	Front of Dormitory	1	A
7	DA	Kulicke & Soffa	K&S 4206	DA 013	40000435	1997.12.30	Front of Dormitory	1	A
8	DA	Kulicke & Soffa	K&S 4206	DA 016	40000430	1997.12.30	Front of Dormitory	1	A
9	DA	Kulicke & Soffa	K&S 4206	DA 017	40000385	1997.10.31	Front of Dormitory	1	A
10	DA	Kulicke & Soffa	K&S 4206	DA 018	40000434	1997.12.30	Front of Dormitory	1	A
11	DA	ESEC	ESEC 2007 IC-8	DA 148	40002700	2003.10.25	Front of Dormitory	3	A
12	Mold Die	M/R		MD011	40000239	2001.12.31	Temporary Warehouse	3	A
13	Mold Die	A/J		MD013	40000165	2001.12.31	Temporary Warehouse	3	A
14	Mold Die	A/J		MD055	40002629	2001.04.29	Temporary Warehouse	3	A
15	Mold Die	K/J		MD057	40002630	2001.04.29	Temporary Warehouse	3	A
16	Mold Die	MICRO MINITECH		MD050	40001893	2001.12.31	Temporary Warehouse	3	A
17	Mold Die	M/M		MD117	40000383	1997.09.30	Temporary Warehouse	1	A
18	Mold Die	K/J		MD108	40000177	1995.12.31	Temporary Warehouse	1	A
19	Mold Die	A/J		MD114	40000230	1996.07.30	Temporary Warehouse	1	A
20	Mold Die	A/J		MD036	40000592	1998.05.31	Temporary Warehouse	1	A
21	Mold Die	K/J		MD107	40000220	2001.12.31	Temporary Warehouse	3	A
22	Mold System	TOWA	UPS80-EL	AM103	40001921	2002.01.26	Front of Dormitory	3	A
23	Mold System	TOWA	UPS80-EL	AM112	40002648	2003.08.16	Front of Dormitory	3	A
24	Mold System	TOWA	UPS80-EL	AM114	40002649	2003.08.16	Front of Dormitory	3	A
25	Laser Marking	JIT	JIT-2000	LK010	40000404	1997.11.30	Front of Dormitory	1	A
26	Laser Marking	D.Y	AUTO	LK022	40002581	2003.06.29	Front of Dormitory	3	A
27	Laser Marking	Koses	AUTO	LK023	40003014	2004.05.21	Front of Dormitory	3	A
28	Pad Marking	D.Y	AUTO	PK012	40000594	1998.05.31	Front of Dormitory	1	A
29	Pad Marking	KETECA	AUTO	PK016	40001507	2000.08.20	Front of Dormitory	1	A
30	T/F	SUN-JIN	HAS 40407F	AP013	40001344	2000.09.30	Front of Dormitory	1	A
31	T/F	KUK-JE	KJA-A1173-970228	AP019	40001684	2001.04.29	Front of Dormitory	1	A
32	T/F	LITE-ON	SEC-133	AP035	40000663	1999.04.10	Front of Dormitory	1	A
33	Trim	SUNYANG	SY-HD018B	AP039	40000659	1999.03.31	Front of Dormitory	1	A

							Remark		Ship
Item	Process	Manufacturer	Model	MC #	Capex NO.	Start Date	Site	Remark	priority
34	Form	SUNYANG	SY-HD017B	AP040	40000661	1999.03.31	Front of Dormitory	1	A
35	Trim	SUN-JIN	HCA70816F(1)	AP056	40000670	1999.04.10	Front of Dormitory	1	A
36	Form	SUN-JIN	HCA70816F(2)	AP057	40000677	1999.04.10	Front of Dormitory	1	A
37	Trim	SUNYANG	SY-1347S	AP061	40000793	2000.06.21	Front of Dormitory	1	A
38	Form	SUNYANG	SY-101FS	AP062	40001409	2000.09.29	Front of Dormitory	1	A
39	T/F	S.J.E	HCA70835F	AP068	40001344	2000.09.30	Front of Dormitory	1	A
40	T/F	ASM	RP--0118B	AP077	40001511	2000.11.15	Front of Dormitory	1	A
41	T/F	SUN-JIN	SJENG-HE07	AP085	40001781	2001.12.23	Front of Dormitory	3	A
42	Trim	HAN-MI	HD111-1025	AP086	40001918	2002.01.26	Front of Dormitory	3	A
43	Form	HAN-MI	HD112-1026A	AP087	40001912	2002.01.26	Front of Dormitory	3	A
44	Trim	SJE	APL70605F(HE67)	AP091	40001919	2002.01.26	Front of Dormitory	3	A
45	Form	SJE	APL70606F(HE68-1)	AP092	40001913	2002.01.26	Front of Dormitory	3	A
46	Form	SJE	APL70607F(HE68-2)	AP093	40001914	2002.01.26	Front of Dormitory	3	A
		MICRO-
47	Form	MINITECH	AS041 1289-509	AP098	40001986	2002.03.26	Temporary Warehouse	3	A
48	Trim	SUNYANG	SY-139TA	AP099	40001980	2002.03.26	Temporary Warehouse	3	A
49	Form	SUNYANG	SY-140FA	AP100	40001981	2002.03.26	Front of Dormitory	3	A
50	Trim	HAN-MI	HD131-1115	AP101	40001973	2002.03.26	Front of Dormitory	3	A
51	Form	HAN-MI	HD132-1116A	AP102	40001974	2002.03.26	Front of Dormitory	3	A
52	T/F	DONYANG	HAS40418F	AP108	40001022	2001.01.24	Front of Dormitory	1	A
53	T/F	SJE	95-301/401-35	AP109	40002206	2002.07.28	Front of Dormitory	3	A
54	Trim	SUNYANG	SY-073TD	AP110	40001910	2001.12.30	Front of Dormitory	3	A
55	Form	SUNYANG	SY-074FD	AP111	40002635	2001.12.30	Front of Dormitory	3	A
56	Trim	KUK-JE	KJA-1193	AP112	40002393	2003.01.26	Front of Dormitory	3	A
57	Form	KUK-JE	KJA-1194	AP113	40002396	2003.01.26	Front of Dormitory	3	A
58	Trim	S.J.E	HAS61108F	AP114	40002394	2003.01.26	Front of Dormitory	3	A
59	Form	S.J.E	HAS60807F	AP115	40002395	2003.01.26	Front of Dormitory	3	A
60	Trim	KUK-JE	950730-1131	AP117	40002644	2003.08.16	Front of Dormitory	3	A
61	Form	KUK-JE	960330-KJA1171	AP118	40002645	2003.08.16	Front of Dormitory	3	A
62	T/F	HYUNDAI	901205	AP124	40002333	2002.11.23	Front of Dormitory	3	A

Supplementary Equipment to 778 equipment in contract appendix (Total 105 items)
Asset	Inv	Capital	Description	Ship
No	No	date		Priority
40000037	PLCC 68LD48	1997.12.31	MOLD DIE	A
40000051	SOIC32LD160	1998.12.31	MOLD DIE	A
40000162	14/16 LEAD	2001.12.31	MOLD DIE	A
40000167	PDIP40LD72C	1995.12.31	MOLD DIE	A
40000176	SOIC24LD192	1995.12.31	MOLD DIE	B
40000222	PDIP28LD96C	2001.12.31	MANUAL MOLD DIE	A
40000228	PDIP14/16LD	1996.07.30	MOLD DIE	A
40000382	PD028LD96CA	1997.09.30	MOLD DIE	C
40000582		1998.05.31	AUTO L/F LOADER M/C	B
40000583		1998.05.31	AUTO L/F LOADER M/C	B
40000584		1998.05.31	AUTO L/F LOADER M/C	B
40000587		1998.05.31	AUTO L/F LOADER M/C	B
40000603		1998.12.31	DIE COATER	C
40000644	AD 889	2000.12.30	AD 889 HIGH SPEED AUTOMATIC DI	B
40000903	PD-24	1997.04.30	B/E MAGAZINE	B
40000904	S0-W16/20	1997.04.30	B/E MAGAZINE	B
40000905	PD-8/14/16	1997.04.30	B/E MAGAZINE	B
40000906	PL-32LD	1997.06.30	B/E MAGAZINE	A
40000907	PL-44LD	1997.06.30	B/E MAGAZINE	B
40000908	SO W16/20LD	1997.06.30	B/E MAGAZINE	B
40000909	SO 8/14/16L	1997.06.30	B/E MAGAZINE	B
40000910	SOJ 20/26LD	1997.06.30	B/E MAGAZINE	A
40000911	PDIP28LD	1997.06.30	B/E MAGAZINE	B
40000912	PD 8/14/16L	1997.06.30	B/E MAGAZINE	A
40000913		1997.04.30	B/E MAGAZINE(PD 20LD)	A
40000914		1997.03.31	B/E MAGAZINE(PD 24LD)	A
40000915		1997.04.30	B/E MAGAZINE(PD 24LD)	B
40000916		1997.04.30	B/E MAGAZINE(PD 28LD)	A
40000917		1997.04.30	B/E MAGAZINE(PD 40LD)	A
40000918		1997.05.31	B/E MAGAZINE(PD-8/14/16LD)	A
40000919		1997.04.30	B/E MAGAZINE(SO W16/20LD)	B
40000941	PL-44LD	1997.06.30	IN LINE MAGAZINE	B
40000942	PD-8/14/16L	1997.06.30	IN LINE MAGAZINE	A
40000943	PD-8/14/16L	1997.06.30	IN LINE MAGAZINE	B
40000944		1997.04.30	IN LINE MAGAZINE(PD 20LD)	B
40000945		1997.04.30	IN LINE MAGAZINE(PD 24LD)	B
40000946		1997.04.30	IN LINE MAGAZINE(PD 40/42LD)	A
40000947		1997.04.30	IN LINE MAGAZINE(PD N28LD)	A
40000948		1997.04.30	IN LINE MAGAZINE(PL 32LD)	B
40000949		1997.04.30	IN LINE MAGAZINE(SO 8/14/N16LD	A
40000950		1997.04.30	IN LINE MAGAZINE(SO W16/20LD)	B
40000951	SO-8/14/N16	1997.04.30	IN-LINE MAGAZINE	B
40000952	SO-W16/20	1997.04.30	IN-LINE MAGAZINE	B
40000953	PD-8/14/16	1997.04.30	IN-LINE MAGAZINE	A
40000954	PD-20	1997.04.30	IN-LINE MAGAZINE	B
40000955	PDIP 8/14/1	1997.05.31	IN-LINE MAGAZINE	B
40000956	PL-44LD	1997.06.30	IN-LINE MAGAZINE	A
40000957	PD-8/14/16L	1997.06.30	IN-LINE MAGAZINE	A
40000958		1997.05.31	IN-LINE MAGAZINE(PD-28LD)	A
40000959		1997.05.31	IN-LINE MAGAZINE(PL-32LD)	B
40000960		1997.05.31	IN-LINE MAGAZINE(SOJ-20/26LD)	A
40001039	EM649	2001.02.25	MOLD CHASE FOR SSOP48	C

Asset	Inv	Capital	Description	Ship
No	No	date		Priority
40001774	PLCC32LD/16	2001.12.23	ICT:MOLD DIE-M	B
40002363	FOR MOLD PR	2002.12.27	DIAS LEAD FRAME LOADER	A
40002364	FOR MOLD PR	2002.12.27	DIAS LEAD FRAME LOADER	A
40002365	FOR MOLD PR	2002.12.27	DIAS LEAD FRAME LOADER	A
40002366	FOR MOLD PR	2002.12.27	DIAS LEAD FRAME LOADER	B
40002367	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	B
40002368	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	B
40002369	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	B
40002370	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	C
40002375	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	C
40002376	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	C
40002377	MANUAL MOLD	2002.12.27	DIAS LEAD FRAME LOADER	D
40002459	DA004	2003.03.30	COMPUTER DELL FOR D/A MACHINE	A
40002460	DA018	2003.03.30	COMPUTER DELL FOR D/A MACHINE	A
40002461	DA010	2003.03.30	COMPUTER DELL FOR D/A MACHINE	A
40002462	DA001	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002463	DA014	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002464	DA020	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002465	DA120	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002466	DA123	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002467	DA126	2003.03.30	COMPUTER DELL FOR D/A MACHINE	B
40002468	DA116	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002469	DA140	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002470	DA136	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002471	DA122	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002472	DA121	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002473	DA125	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002474	DA108	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002475	DA134	2003.03.30	COMPUTER DELL FOR D/A MACHINE	C
40002573	DELL	2003.06.25	COMPUTER FOR K&S 4206	A
40002574	DELL	2003.06.25	COMPUTER FOR K&S 4206	A
40002575	DELL	2003.06.25	COMPUTER FOR K&S 4206	A
40002576	DELL GX260	2003.06.25	COMPUTER FOR K&S 4206	A
40002662	DA145	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	C
40002663	DA121	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40002664	DA132	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40002665	DA133	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40002666	DA126	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40002667	DA143	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40002668	DA144	2003.09.22	COMPUTER DELL FOR ESEC2007 M/C	D
40003114	GX270	2004.07.23	COMPUTER FOR DA140	E
40003115	GX270	2004.07.23	COMPUTER FOR DA146	E
40003116	GX270	2004.07.23	COMPUTER FOR DA104	E
40003117	GX270	2004.07.23	COMPUTER FOR DA104	E
40003118	GX270	2004.07.23	COMPUTER FOR DA131	E
40003430	FOR MP043	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	A
40003431	FOR MP021	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	A
40003432	FOR MP042	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	B
40003433	FOR MP052	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	B
40003434	FOR MP006	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	C
40003435	FOR MP047	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	C
40003436	FOR MP048	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	D
40003437	FOR MP036	2005.08.26	UBCT INTELLIGENT SOFT CLOSE SY	D